UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 26, 2007
Global Traffic Network, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51838 (Commission File Number)	33-1117834 (IRS Employer Identification No.)

800 Second Avenue, 5th Floor, New York, New York		10017
(Address of principal executive offices)		(Zip Code)
(212) 896-1255
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
Exhibit Index
Press Release

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
Global Traffic Network, Inc. (the “Company”) announced today that Mr. Robert L. Johander, Vice-Chairman of the Company’s Board of Directors and a member of the Company’s compensation committee and corporate governance and nominating committee, passed away on November 26, 2007 at the age of 61. No replacement has been appointed to fill the resulting vacancy on the Company’s Board of Directors.
Mr. Johander, who served as a member of the Company’s Board of Directors and its Vice-Chairman since September 2005, was a valued member of the Company’s senior leadership team and was integral in helping the Company structure its March 2006 initial public offering. He will be missed greatly.
Item 9.01 Financial Statements and Exhibits.
      (d)       Exhibits.
           Furnished as Exhibit 99.1 is a copy of the Company’s press release dated November 29, 2007.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Traffic Network, Inc.
Date: November 29, 2007	By:	/s/ Scott E. Cody
Scott E. Cody, Chief Operating Officer and
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated November 29, 2007